                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 16, 2004 (September 10, 2004)
                                                ---------------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

         MONTANA                        0-14183                    81-0141785
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(State or Other Jurisdiction           (Commission                 (IRS Employer
      of Incorporation)                File Number)              Identification No.)

1 First Avenue South, Great Falls, Montana                              59401
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(Address of Principal Executive Offices)                              (Zip Code)

                                  406-791-7500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
    (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

As of September 10, 2004, Energy West, Incorporated (the "Company") executed an amendment to its existing credit facility (the "Credit Agreement") with certain lenders and LaSalle Bank National Association, as agent for such lenders. The amendment provides for an extension from September 30, 2004 to October 31, 2004, of the deadline under the Credit Agreement for the Company to consummate infusions of new equity resulting in Net Cash Proceeds (as defined in the Credit
Agreement) to the Company equal to or greater than $2.0 million, and to repay a
$2.0 million term loan under the Credit Agreement. The foregoing is a summary of the amendment, a copy of which is attached hereto a Exhibit 10.1.

Item 5.02  Appointment of new Chief Financial Officer.

By resolution of the Board of Directors, Michael Shawn Shaw (age 43) has been appointed Principal Financial Officer for the Company on September 10, 2004. Mr.
Shaw joined the Company in 1991 and over the past five years held the position of Senior Accountant. Mr. Shaw's term of office is subject to the discretion of the Board of Directors.

Item 9.01.  Financial Statements and Exhibits

         (c) EXHIBITS. The following exhibits are filed herewith:

          10.1 Second Amendment to Amended and Restated Credit
               Agreement dated as of September 10, 2004 by and among the Company, various financial institutions and LaSalle Bank National
               Association.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 16, 2004

                                         ENERGY WEST, INCORPORATED

                                         By:   /s/ John C. Allen
                                             -----------------------------------
                                             Name: John C. Allen
                                             Title: Senior Vice President and
                                                    General Counsel

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